Financial risk management and impairment of financial assets	12 Months Ended
Dec. 31, 2025
Financial risk management and impairment of financial assets
Financial risk management and impairment of financial assets

26Financial risk management and impairment of financial assets

The Group’s activities expose it to a variety of financial risks: market risk, credit risk, exchange rate risk and liquidity risk.

Credit risk and impairment

Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from prepayments to suppliers and distributors and deposits with the Group’s bank. Restricted cash as at December 31, 2025 includes £1,224 thousand (2024: £1,700 thousand) in relation to rent guarantees.

The carrying amount of financial assets represents the maximum credit exposure. Therefore, the maximum exposure to credit risk at the balance sheet date was £323 thousand (2024: £634 thousand) being the total of the carrying amount of financial assets, including contractual receivables but excluding R&D tax credits receivables and cash.

The Group recognizes loss allowances for expected credit losses (“ECL”) on financial assets measured at amortized cost in accordance with IFRS 9. For trade receivables, the Group applies the simplified approach and recognizes lifetime expected credit losses. For the purpose of measuring expected credit losses, the Group considers a financial asset to be in default when contractual payments are more than 90 days past due or when there is evidence that the counterparty is unlikely to pay its credit obligations in full without recourse to enforcement actions. The 90 days past due criterion is consistent with the rebuttable presumption in IFRS 9 and has not been rebutted by the Group.

The allowance account of trade receivables is used to record impairment losses unless the Group concludes that there is no reasonable expectation of recovering the contractual cash flows; at that point the gross carrying amount of the asset is written off directly against trade receivables. The Group measures expected credit losses based on historical loss experience, adjusted for current and forward-looking information specific to the counterparties and the economic environment. On that basis, the loss allowance as at December 31, 2025, and December 31, 2024, was determined as £nil for trade receivables.

Market risk

Market risk is the risk that changes in market prices, such as foreign exchange rates, interest rates and equity prices will affect the Group’s financial position. The Group’s principal exposure to market risk is foreign exchange rate fluctuations. There are currently no currency forwards, options, or swaps to hedge this exposure.

Foreign exchange risk

The Group is exposed to foreign exchange risk arising from exposure to various currencies in the ordinary course of business. The Group holds cash in USD and GBP. The majority of the Group’s trading costs are in GBP; however, the Group also has supply contracts denominated in USD. The Group holds sufficient cash in USD and GBP to satisfy its trading costs in each of these currencies. A 2-percentage point increase / decrease in GBP to USD exchange rate would increase / decrease profit by £7,470 thousand and decrease / increase other comprehensive income by £3,842 thousand. The Company may be exposed to material foreign exchange risk in subsequent years because of the significance of the USD denominated Convertible Senior Secured Notes in particular relative to USD deposits and cash held ($23,227 thousand at December 31, 2025), which are expected to decline as expenses are incurred until future funding is secured.

Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Group’s management uses short and long-term cash flow forecasts to manage liquidity risk. Forecasts are supplemented by sensitivity analysis used to assess funding adequacy for at least a 12-month period. The Company manages its cash resources to ensure it has sufficient funds to meet all expected demands as they fall due. Please see note 2 for further details.

26Financial risk management and impairment of financial assets (continued)

Maturity analysis

The following are the remaining contractual maturities of financial liabilities at the reporting date. The amounts are gross and undiscounted and include contractual interest payments and exclude the impact of netting arrangements.

		Between 2 and 5	After more than
	Within 1 year	years	5 years	Total
2024	£ 000	£ 000	£ 000	£ 000
Trade and other payables	15,585	3,991	—	19,576
Lease liabilities	705	1,409	496	2,610
Convertible Senior Secured Notes	—	103,915	—	103,915
	16,290	109,315	496	126,101
2025
Trade and other payables	33,459	—	—	33,459
Lease liabilities	1,121	2,364	326	3,811
Convertible Senior Secured Notes	—	108,755	—	108,755
	34,580	111,119	326	146,025

Capital management

The Group’s objective when managing capital is to ensure the Group continues as a going concern and grows in a sustainable manner. Given the ongoing development of its aircraft and technologies with minimal revenues, the Group has, to date, relied upon capital to fund its operations from a number of sources. During the reporting year the Group received approximately $83.9 million (approximately £67.2 million) in connection with the January 2025 Offering and approximately $66.4 million (approximately £49.0 million) in connection with the July 2025 Offering, both net of underwriting discounts and commissions and other offering expenses. As at December 31, 2025, the Group received approximately $17.1 million (approximately £13.0 million) in connection with its “at-the-market” equity offering program, net of commissions. The Group is also continuing to explore other opportunities to raise additional capital to further support its funding position into the foreseeable future. Cash flow forecasting is performed on a regular basis, which includes rolling forecasts of the Group’s liquidity requirements to ensure that the Group has sufficient cash to meet operational needs.